Exhibit 10.2

NEXALIN TECHNOLOGY, INC.
2023 EQUITY INCENTIVE PLAN

1.	Purpose; Types of Awards; Construction.

The purpose of the Nexalin Technology, Inc. 2023 Equity Incentive Plan (the “Plan”), as amended and restated, is to align the interests of officers, other key employees, consultants and non-employee directors of Nexalin Technology, Inc. (the “Company”) and its affiliates with those of the stockholders of the Company, to afford an incentive to such officers, employees, consultants and directors to continue as such, to increase their efforts on behalf of the Company and to promote the success of the Company’s business. To further such purposes, the Committee may grant Incentive Stock Options, Nonqualified Options and restricted shares of the Company’s Common Stock. The provisions of the Plan are intended to satisfy the requirements of Section 16(b) of the Exchange Act and of Section 162(m) of the Code (as hereinafter defined), and shall be interpreted in a manner consistent with the requirements thereof, as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

2.	Definitions.

As used in this Plan, the following words and phrases shall have the meanings indicated below:

(a) “Agreement” shall mean a written agreement entered into between the Company and a Holder in connection with an award under the Plan.

(b) “Board” shall mean the Board of Directors of the Company.

(c) “Cause”, when used in connection with the termination of a Holder’s employment by the Company or the cessation of a Holder’s service as a consultant or a member of the Board, shall mean (i) the conviction of the Holder for the commission of a felony, or (ii) the willful and continued failure by the Holder substantially to perform his duties and obligations to the Company or a Subsidiary (other than any such failure resulting from his incapacity due to physical or mental illness), or (iii) the willful engaging by the Holder in misconduct that is demonstrably injurious to the Company or a Subsidiary. For purposes of this Section 2(c), no act, or failure to act, on a Holder’s part shall be considered “willful” unless done, or omitted to be done, by the Holder in bad faith and without reasonable belief that his action or omission was in the best interest of the Company. The Committee shall determine whether a termination of employment is for Cause for purposes of the Plan.

(d) “Change in Control” shall mean the occurrence of the event set forth in any of the following paragraphs:

(i)	any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended; or

(iii)	there is consummated a merger or consolidation of the Company or a direct or indirect subsidiary thereof with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its subsidiaries) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or

(iv)	the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 50% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

For purposes of this Section 2(d), “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A of the Code and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

(f) “Committee” shall mean a committee established by the Board to administer the Plan.

(g) “Common Stock” shall mean shares of common stock, $.001 par value, of the Company.

(h) “Company” shall mean Nexalin Technology, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

(i) “Disability” shall mean a Holder’s inability to perform his duties with the Company or on the Board by reason of any medically determinable physical or mental impairment, as determined by a physician selected by the Holder and acceptable to the Company.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

(k) “Fair Market Value” on any given date means the fair market value of the Common Stock determined in good faith by the Committee; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, that if the Committee determines that the price as determined above does not represent the fair market value of a share of Common Stock, the Committee may then consider such other factors as it deems appropriate and then fix the fair market value for the purposes of this Plan, in accordance with Treasury Regulation § 1.409A-1(b)(5)(iv)(B).

(l) “Holder” shall mean a person who receives an award under the Plan.

(m) “Incentive Stock Option” shall mean any option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

(n) “Non-Employee Director” shall mean a member of the Board who is not an employee of the Company.

(o) “Nonqualified Option” shall mean an Option that is not an Incentive Stock Option.

(p) “Option” shall mean the right, granted hereunder, to purchase shares of Common Stock. Options granted by the Committee pursuant to the Plan may constitute either Incentive Stock Options or Nonqualified Stock Options.

(q) “Option Price” shall mean the exercise price of the shares of Common Stock covered by an Option.

(r) “Parent” shall mean any company (other than the Company) in an unbroken chain of companies ending with the Company if, at the time of granting an Option, each of the companies other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(s) “Plan” shall mean this Nexalin Technology, Inc. 2023 Equity Incentive Plan.

(t) “Rule 16b-3” shall mean Rule 16b-3, as from time to time in effect, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, including any successor to such Rule.

(u) “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting an Option, each of the companies other than the last company in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

(v) “Surrendered Award” shall have the meaning set forth in Section 15 hereof.

(x) “Tax Event” shall have the meaning set forth in Section 19 hereof.

(y) “Ten Percent Stockholder” shall mean a Holder who, at the time an Incentive Stock Option is granted, owns (or is deemed to own pursuant to the attribution rules of Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary.

3.	Administration.

The Plan, except as may otherwise be determined by the Board, shall be administered by the Committee, the members of which shall be “non-employee directors” under Rule 16b-3 and “outside directors” under Section 162(m) of the Code.

The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant awards; to determine which Options shall constitute Incentive Stock Options and which Options shall constitute Nonqualified Stock Options; to determine the purchase price of the shares of Common Stock covered by each Option; to determine the persons to whom, and the time or times at which awards shall be granted; to determine the number of shares to be covered by each award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Agreements (which need not be identical) and to cancel or suspend awards, as necessary; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The Committee may not delegate its authority to grant Options. The Committee may employ one or more persons to render advice with respect to any responsibility the Committee may have under the Plan. The Board shall have sole authority, unless expressly delegated to the Committee, to grant Options to Non-Employee Directors. All decisions, determination and interpretations of the Committee shall be final and binding on all Holders of any awards under this Plan.

The Board shall have the authority to fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any award granted hereunder.

4.	Eligibility.

Awards may be granted to officers and other key employees of and consultants to the Company, and its Subsidiaries, including officers and directors who are employees, and to Non-Employee Directors as well as any other person who provides services to the Company. In determining the persons to whom awards shall be granted and the number of shares to be covered by each award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan.

5.	Stock.

The maximum number of shares of Common Stock available for the grant of awards under the Plan shall be 1,500,000, subject to adjustment as provided in Section 14 hereof. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company.

If any outstanding award under the Plan should for any reason expire, be cancelled or be forfeited without having been exercised in full, the shares of Common Stock allocable to the unexercised, cancelled or terminated portion of such award shall (unless the Plan shall have been terminated) become available for subsequent grants of awards under the Plan.

The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation that does not meet the tax code requirements for a qualified retirement plan and is not subject to most of the requirements of ERISA. With respect to any payments not yet made to a Holder or obligation to deliver shares of Common Stock pursuant to an Option or other award, nothing contained in the Plan or any Option or other award agreement shall give any Holder any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, shares of Common Stock, other Awards, or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Holder. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law. If the Company takes any action to reserve shares of Common Stock to be available under the Plan, it may withdraw the reservation at any time, in whole or in part.

6.	Terms and Conditions of Options.

Each Option granted pursuant to the Plan shall be evidenced by an Agreement, in such form and containing such terms and conditions as the Committee shall from time to time approve, which Agreement shall comply with and be subject to the following terms and conditions, unless otherwise specifically provided in such Option Agreement:

(a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

(b) Type of Option. Each Option Agreement shall specifically state that the Option constitutes an Incentive Stock Option or a Nonqualified Stock Option.

(c) Option Price. Each Option Agreement shall state the Option Price, which shall not be less than one hundred percent (100%) of the Fair Market Value of the shares of Common Stock covered by the Option on the date of grant unless, with respect to Nonqualified Stock Options, otherwise determined by the Committee. The Option Price shall be subject to adjustment as provided in Sections 13 or 14 hereof. The date as of which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, unless such resolution specifies a different date.

(d) Medium and Time of Payment. The Option Price multiplied by the number of shares of Common Stock exercised by the Holder shall be paid in full at the time of exercise must be made in cash, unless the Committee, in its discretion, permits a different form of payment, which may include any of the following, or a combination thereof:

(i)	a cashless exercise program adopted by the Company in connection with the Plan or a specific Option Agreement; or

(ii)	surrender of other shares of Common Stock which (i) shall be valued at their Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such shares of Common Stock, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company.

(e) Exercise Schedule and Period of Options. Each Option Agreement shall provide the exercise schedule for the Option as determined by the Committee; provided, however, that, the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period shall be ten (10) years from the date of the grant of the Option unless otherwise determined by the Committee; provided, however, that, in the case of an Incentive Stock Option, such exercise period shall not exceed five (5) years from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(f) and 6(g) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by written notice delivered in person or by mail to the Secretary of the Company, specifying the number of shares of Common Stock with respect to which the Option is being exercised.

(f) Termination. Except as provided in this Section 6(f) and in Section 6(g) hereof, an Option may not be exercised unless (i) with respect to a Holder who is an employee or service provider of the Company, the Holder is then in the employ of or providing services to the Company or a Subsidiary (or a company or a Parent or Subsidiary company of such company issuing or assuming the Option in a transaction to which Section 424(a) of the Code applies), and unless the Holder has remained continuously so employed or engaged since the date of grant of the Option and (ii) with respect to a Holder who is a Non-Employee Director, the Holder is then serving as a member of the Board or as a member of a board of directors of a company or a Parent or Subsidiary company of such company issuing or assuming the Option. In the event that the employment or engagement of a Holder shall terminate or the service of a Holder as a member of the Board shall cease (other than by reason of death, Disability, or Cause), all Options of such Holder that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised within ninety (90) days after the date of such termination or service (or such different period as the Committee shall prescribe).

(g) Death or Disability of Holder. If a Holder shall die while employed by or providing services to the Company or a Subsidiary or serving as a member of the Board, or within ninety (90) days after the date of termination of such Holder’s employment or cessation of such Holder’s service (or within such different period as the Committee may have provided pursuant to Section 6(f) hereof), or if the Holder’s employment shall terminate or service shall cease by reason of Disability, all Options theretofore granted to such Holder (to the extent otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Holder or by his beneficiary, at any time within one year after the death or Disability of the Holder (or such different period as the Committee shall prescribe). In the event that an Option granted hereunder shall be exercised by the legal representatives of a deceased or former Holder, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative to exercise such Option. Unless otherwise determined by the Committee, Options not otherwise exercisable on the date of termination of employment shall be forfeited as of such date.

(h) Other Provisions. The Option Agreements evidencing awards under the Plan shall contain such other terms and conditions not inconsistent with the Plan as the Committee may determine, including penalties for the commission of competitive acts.

7.	Nonqualified Stock Options.

Options granted pursuant to this Section 7 are intended to constitute Nonqualified Stock Options and shall be subject only to the general terms and conditions specified in Section 6 hereof.

8.	Incentive Stock Options.

Options granted pursuant to this Section 8 are intended to constitute Incentive Stock Options and shall be subject to the following special terms and conditions, in addition to the general terms and conditions specified in Section 6 hereof. An Incentive Stock Option may not be granted to a Non-Employee Director or a consultant to the Company.

(a) Value of Shares. The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options granted under this Plan and all other option plans of any subsidiary become exercisable for the first time by each Holder during any calendar year shall not exceed $100,000.

(b) Ten Percent Stockholder. In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, (i) the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock on the date of grant of such Incentive Stock Option, and (ii) the exercise period shall not exceed five (5) years from the date of grant of such Incentive Stock Option.

9.	Shares of Restricted Stock.

Each grant of restricted stock will contain the terms and conditions, if any, as the Committee deems appropriate. A restricted stock award may be awarded in consideration for past or future services actually or to be rendered to the Company. Shares of common stock awarded under a restricted stock grant may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Committee.

10.	Bonus Stock and Awards in Lieu of Obligations.

The Committee is authorized to grant shares of Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements; provided that, in the case of Holders subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of shares or other awards are exempt from liability under Section 16(b) of the Exchange Act. Shares of Common Stock or other awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

11.	Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to any Holder such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan. Other stock-based awards may be granted to Holders either alone or in addition to other awards granted under the Plan, and such other stock-based awards shall also be available as a form of payment in the settlement of other awards granted under the Plan. The Committee shall determine the terms and conditions of such other awards. Shares of Common Stock delivered pursuant to an award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration (including, without limitation, loans from the Company or a Related Entity, provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, shares of Common Stock, other awards, or other property, as the Committee shall determine.

12.	Form and Timing of Payment under Awards; Deferrals.

Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company upon the exercise of an award or settlement of an award hereunder may be made in such forms as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other awards, or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of any exchange on which the shares of Common Stock are traded. The settlement of any award hereunder may be accelerated, and cash paid in lieu of shares of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control), whether or not the Option or award agreement has provided for such ability of the Committee. Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may be limited to the amount if any by which the Fair Market Value of a share of Common Stock on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee, including the consent provisions thereof in the case of any deferral of an outstanding award not provided for in the original award agreement or permitted at the election of the Holder on terms and conditions established by the Committee. The acceleration of the settlement of any award, and the payment of any award in installments or on a deferred basis, all shall be done in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments.

13.	Change in Control.

In the event of a Change in Control, each outstanding award will be treated as the Committee determines without Holder’s consent, including, without limitation, that:

(i)	the award will be assumed, or substantially equivalent award will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices;

(ii)	outstanding awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent any awards are not exercised, if the Committee determines, reasonable prior written notice of which acceleration and termination shall be given to Holder, terminate such unexercised awards upon or immediately prior to the effectiveness of such Change in Control;

(iii)	(A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of Holder’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction, the Committee determines in good faith that no amount would have been attained upon the exercise of such award or realization of Holder’s rights, then such award may be terminated by the Company without payment), or (B) the replacement of such award with other rights or property for equivalent value selected by the Committee in its sole discretion; or

(iv)	any combination of the foregoing.

In taking any of the actions permitted under this Section 13, the Committee will not be obligated to treat all awards held by others, all awards held by Holder, or all awards of the same type, similarly.

For the purposes of this Section 13, an award will be considered assumed if, following the Change in Control, the award confers the right to purchase or receive, for each share subject to the award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an award, for each share of Common Stock subject to such award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13 to the contrary, if an award vests, is earned or paid-out upon the satisfaction of one or more performance goals, such award will not be considered assumed if the Company or its successor modifies any of such performance goals without Holder’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid award assumption.

Notwithstanding anything in this Section to the contrary, if a payment is subject to Code Section 409A and if the change in control definition contained in this Plan does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section 13 will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

The Committee, in its discretion, may provide for vesting acceleration of an Option or other award in connection with a Change in Control as set forth in this Plan or in any individual Option or other award agreement.

14.	Effect of Certain Changes.

In the event of any extraordinary dividend, stock dividend, recapitalization, merger, consolidation, stock split, warrant or rights issuance, or combination or exchange of shares of Common Stock, or other similar transactions affecting the equity securities of an Option or other award, each of the number of shares of Common Stock available for awards, the number of such shares covered by outstanding Options or other awards, and the price per share of Options or other awards, as appropriate, shall be equitably adjusted by the Committee to reflect such event and preserve the value of such awards.

15.	Surrender and Exchange of Awards.

The Committee may permit the voluntary surrender of all or a portion of any Option or other award granted under the Plan or any option or award granted under any other plan, program or arrangement of the Company or any Subsidiary (“Surrendered Award”), to be conditioned, in the case of an Option, upon the granting to the Holder of a new Option for the same number of shares of Common Stock as the Surrendered Award, or may require such voluntary surrender as a condition precedent to a grant of a new Option or other award to such Holder. Subject to the provisions of the Plan, such new Option may be an Incentive Stock Option or a Nonqualified Stock Option, and shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Committee at the time the new Option is granted.

16.	Period During Which Awards May Be Granted.

Awards may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is approved by the Stockholders of the Company, unless the Board shall terminate the Plan at an earlier date.

17.	Nontransferability of Options.

Except as otherwise determined by the Committee, Options granted under the Plan shall not be transferable otherwise than by will or by the laws of descent and distribution, and Options may be exercised or otherwise realized, during the lifetime of the Holder, only by the Holder or by his guardian or legal representative.

18.	Approval of Stockholders.

The Plan shall take effect upon its adoption by the Board and shall terminate on the tenth anniversary of such date, but the Plan (and any grants of awards made prior to the Stockholder approval mentioned herein) shall be subject to the approval of Company’s Stockholders, which approval must occur within twelve months of the date the Plan is adopted by the Board. The effectiveness of any Awards granted pursuant to this Plan prior to such shareholder approval shall be specifically subject to and conditioned upon, and no such Award shall be deemed granted, vested or exercisable until, such shareholder approval. If the Plan is not so approved by the Company’s shareholders, the Plan shall not become effective, and shall terminate immediately, and any Awards previously granted pursuant to the Plan shall thereupon be automatically canceled and deemed to have been null and void ab initio.

19.	Agreement by Holder Regarding Withholding Taxes.

If the Committee shall so require, as a condition of exercise of a Nonqualified Stock Option or settlement or delivery of another award of Common Stock under the Plan (each a “Tax Event”), each Holder who is not a Non-Employee Director or independent contractor shall agree that no later than the date of the Tax Event, such Holder will pay to the Company or make arrangements satisfactory to the Committee regarding payment of any federal, state or local taxes of any kind required by law to be withheld upon the Tax Event. Alternatively, the Committee may provide that such a Holder may elect, to the extent permitted or required by law, to have the Company deduct federal, state and local taxes of any kind required by law to be withheld upon the Tax Event from any payment of any kind due the Holder. In addition, the Committee shall make appropriate arrangements regarding payment of FICA tax required to be withheld with respect to amounts deferred upon such FICA tax being payable, and such arrangements may include having the Company deduct such FICA tax required by law to be withheld from any payment of any kind due the Holder. The withholding obligation may be satisfied by the withholding or delivery of Common Stock. Any decision made by the Committee under this Section 19 shall be made in its sole discretion.

20.	Amendment and Termination of the Plan.

The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3, Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. Except as provided in Sections 13 and 14 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any award previously granted, unless the written consent of the Holder is obtained.

21.	Rights as a Stockholder.

A Holder or a transferee of an award shall have no rights as a Stockholder with respect to any shares covered by the award until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Sections 13 and 14 hereof.

22.	No Rights to Employment or Service as a Director or Consultant.

Nothing in the Plan or in any award granted or Agreement entered into pursuant hereto shall confer upon any Holder the right to continue in the employ of the Company or any Subsidiary or as a member of the Board or a consultant to the Company or any Subsidiary or to be entitled to any remuneration or benefits not set forth in the Plan or such Agreement or to interfere with or limit in any way the right of the Company or any such Subsidiary to terminate such Holder’s employment or service. Awards granted under the Plan shall not be affected by any change in duties or position of an employee Holder as long as such Holder continues to be employed by the Company or any Subsidiary.

23.	Beneficiary.

A Holder may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Holder, the executor or administrator of the Holder’s estate shall be deemed to be the Holder’s beneficiary.

24.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.